================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-12


                       UNITED STATES ANTIMONY CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2.   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4.   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5.   Total fee paid:

--------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid: [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
2.   Form, Schedule or Registration Statement No.: [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
3.   Filing Party:

--------------------------------------------------------------------------------
4.   Date Filed:

--------------------------------------------------------------------------------

                       UNITED STATES ANTIMONY CORPORATION
                                  P.O. BOX 643,
                          THOMPSON FALLS, MONTANA 59873

         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 20, 2008


TO THE  SHAREHOLDERS OF UNITED STATES ANTIMONY CORPORATION:

     You are cordially invited to attend a Special Meeting of Shareholders of United States Antimony Corporation, a Montana corporation (the "Company"), to be held at the Ramada Inn, located adjacent to the Spokane International Airport, 8909 Airport Road, Spokane, Washington on Saturday, September 20, 2008, at 10:00 a.m., Spokane Time, for the following purposes:

     1. To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock from 50,000,000 shares to 60,000,000 shares; and

     2. To consider and transact such other business as may properly come before the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

     Shareholders of record at the close of business on July 21, 2008 are entitled to notice of and to vote at the Special Meeting and at any and all adjournments or postponements thereof. If you are unable to attend the Special Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any shareholder attending the Special Meeting in person may revoke their proxy and vote their shares in person.

     Please sign, date and return the enclosed proxy immediately to assure that your shares are represented at the Special Meeting of Shareholders scheduled for September 20, 2008.


                                        By Order of the Board of Directors,


                                        John C. Lawrence
                                        CHAIRMAN, PRESIDENT AND CHIEF FINANCIAL
                                        OFFICER


Thompson Falls, Montana
August 15, 2008

                             YOUR VOTE IS IMPORTANT!

                PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE
            BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                       UNITED STATES ANTIMONY CORPORATION

                              ---------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2008
                              ---------------------
                               GENERAL INFORMATION

     The Board of Directors of United States Antimony Corporation, a Montana corporation, is soliciting the enclosed proxy from you. The proxy will be used at our Special Meeting of Shareholders to be held on Saturday, September 20, 2008, beginning at 10:00 a.m., Spokane Time, at the Ramada Inn, located adjacent to the Spokane International Airport, 8909 Airport Road, Spokane, Washington, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the Special Meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

     We use several abbreviations in this proxy statement. We may refer to our company as "USAC", the "Company", "we", "our" or "us". The term "proxy materials" includes this proxy statement, as well as the enclosed proxy card. The term "meeting" means the Special Meeting of Shareholders described herein.

     We are sending these proxy materials on or about August 15, 2008, to all shareholders of record at the close of business on Monday, July 21, 2008 (the "Record Date").

               QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION
                        AND VOTING AT THE SPECIAL MEETING


WHEN AND WHERE                The meeting will be held on Saturday, September
IS THE MEETING?               20, 2008, beginning at 10:00 a.m., Spokane Time,
                              at the Ramada Inn, located adjacent to the Spokane
                              International Airport, 8909 Airport Road, Spokane
                              Washington.

WHY AM I RECEIVING            You are receiving these proxy materials from us
THESE PROXY MATERIALS?        because you were a shareholder of record at the
                              close of business on the Record Date (July 21, 2008). As a shareholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

WHAT IS THE PURPOSE           At the meeting, shareholders of record will act
OF THE MEETING?               upon the items of business outlined below. In
                              addition, management will report on the
                              performance of the Company and respond to questions from shareholders.

WHO IS ENTITLED TO            You are entitled to attend the meeting only if you
ATTEND THE MEETING?           were a USAC shareholder (or joint holder) of
                              record as of the close of business on Monday, July
                              21, 2008, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

                              Please also note that if you are not a shareholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement prior to July 21, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the meeting.

WHO IS ENTITLED TO            Only shareholders of record who owned USAC common
VOTE AT THE MEETING?          stock or voting preferred stock at the close of
                              business on the Record Date (July 21, 2008) are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

                              As of the Record Date, 42,801,524 shares of USAC common stock and 1,928,909 shares of USAC voting preferred stock were outstanding. You will have one vote at the meeting for each share of USAC common stock and/or voting preferred stock you owned as of the Record Date.

HOW MANY SHARES MUST          The presence at the meeting, in person or by
BE PRESENT OR REPRESENTED     proxy, of the holders of one-half of the voting
TO CONDUCT BUSINESS AT        power of the outstanding shares of USAC common
THE MEETING (THAT IS, WHAT    stock and voting preferred stock at the meeting
CONSTITUTES A QUORUM)?        will constitute a quorum. A quorum is required to
                              conduct business at the meeting. The presence of the holders of USAC common stock and voting preferred stock representing at least 22,365,216 votes will be required to establish a quorum at the meeting.
                              Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

WHAT ITEMS OF BUSINESS        The items of business scheduled to be voted on at
WILL BE VOTED ON AT           the meeting are as follows:
THE MEETING?

                              1. To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock from 50,000,000 shares to 60,000,000 shares;
                                   and

                              2.   To transact such other business as may
                                   properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

                              This proposal is described more fully below in these proxy materials. As of the date of this proxy statement, the only business that our Board of Directors intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

HOW DOES THE BOARD OF         Our Board of Directors recommends that you vote
DIRECTORS RECOMMEND           your shares "FOR" the amendment to the Company's
THAT I VOTE?                  Articles of Incorporation increasing the number of
                              authorized shares of common stock.

                            PROPOSALS TO BE VOTED ON

                                   PROPOSAL 1

                     AMENDMENT OF ARTICLES OF INCORPORATION

     INTRODUCTION:

     The Board of Directors of the Company has approved an amendment (the "Amendment") to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 60,000,000 shares. The shareholders are being asked to approve this proposed Amendment. The Amendment will take effect, if at all, after it is approved by the shareholders of the Company and after filing the Amendment with the Secretary of State of the State of Montana. The proposed Amendment to the Company's Articles of Incorporation is attached to this proxy statement as Appendix A.

     REASON FOR AMENDMENT:

     The Board of Directors believes it is in the best interest of the Company and its shareholders to approve the Amendment and increase the number of authorized but unissued shares of common stock because:

     o Shares of common stock must be available to meet the respective conversion and exercise privileges of the Company's convertible Series D preferred stock, common stock warrants and outstanding convertible note payables;

     o Additional shares of common stock must be available to provide the Company with the flexibility to respond to acquisition and equity fundraising opportunities, to expand and finance the Company's operating activities and to establish strategic relationships with corporate partners; and

     o Additional shares of common stock must be available to issue to directors and other key employees and consultants in order to attract and retain competent and dedicated management for the Company.

     The availability of additional shares of common stock is particularly important if we need to undertake any of the foregoing actions on an expedited basis and wish to avoid the time and expense of seeking shareholder approval for an amendment to our Articles of Incorporation. Other than as discussed above with respect to the exercise and conversion privileges of the Company's convertible Series D preferred stock, common stock warrants and outstanding convertible note payables, we have no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock.

     At the Record Date, there were 42,801,524 shares of common stock issued and outstanding. In addition, (i) 7,126,127 shares of common stock have been allocated for issuance pursuant to outstanding common stock purchase warrants,
(ii) an outstanding note payable is convertible into 700,000 shares of common stock, and (iii) 500,000 shares of common stock have been reserved for issuance under the Company's 2000 stock plan. As a result, the total of outstanding and reserved shares of common stock equals 51,127,651. However, the Company's Articles of Incorporation only authorize 50,000,000 shares of common stock, resulting in an over-allocation of 1,127,651 shares. In addition, the Company has 1,751,005 shares of Series D preferred stock and warrants to purchase 111,185 shares of Series D preferred stock that are convertible on a one-to-one basis for shares of common stock.

     The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue common stock without requiring future shareholder approval of such issuances. To the extent that additional shares are issued in the future, they would decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

     The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of USAC without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which could make a change in control of USAC more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and the book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of USAC. Our Board of Directors is not currently aware of any attempt to take over or acquire us. While it may be deemed to have potential anti-takeover effects, the proposed Amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

     NO PREEMPTIVE RIGHTS:

     Under the Company's Articles of Incorporation, shareholders will not be entitled to preemptive rights upon the adoption of the proposed Amendment and the issuance of additional shares of common stock by the Company thereafter.

     NO DISSENTER'S RIGHTS:

     Under Montana law, shareholders are not entitled to dissenter's rights of appraisal with respect to the proposed Amendment.

     VOTE AND RECOMMENDATION:

     The affirmative vote of the holders of a majority of common stock and voting preferred stock entitled to vote, each voting as a separate class, is required to approve the Amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 60,000,000 SHARES.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of August 5, 2008, certain information regarding beneficial ownership of our common stock and preferred stock by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock or preferred stock, (ii) each of our executive officers and directors, and (iii) all directors and named executive officers as a group. Except as set forth in the footnotes below, all such persons possess sole voting and investment power with respect to the shares listed. Unless otherwise indicated, the address for each shareholder listed in the following table is c/o United States Antimony Corporation, P.O. Box 643, 1250 Prospect Creek Road, Thompson Falls, Montana 59873.

                                                                 SHARES AND CLASS OF STOCK       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                               BENEFICIALLY OWNED(1)      CLASS OUTSTANDING(1)
---------------------------------------------------------------- -------------------------    --------------------
Reed Family Limited Partnership                                     6,375,000 shares
328 Adams Street, Milton, MA 02186..............................    common stock                     15.0%

The Dugan Family(5)
c/o A.W. Dugan, 1415 Louisiana Street, Suite 3100                   8,244,094 shares
Houston, TX 77002...............................................    common stock                     19.0%

Richard A. Woods(5)                                                 48,305 shares
59 Penn Circle West, Pittsburgh, PA 15206.......................    Series C preferred               27.0%

Dr. Warran A. Evans(5) 48,305 shares
69 Ponfret Landing Road, Brooklyn CT 06234......................    Series C preferred               27.0%

Edward Robinson (5)                                                 32,203 shares
1007 Spruce Street, 1st Floor, Philadelphia, PA 19107...........    Series C preferred               18.0%


EXECUTIVE OFFICERS AND DIRECTORS:


John Lawrence (2)...............................................    3,982,298 shares
                                                                    common stock                      9.0%

John Lawrence (4)(5)............................................    1,701,857 shares
                                                                    Series D preferred               91.0%

Leo Jackson.....................................................    170,645 shares
                                                                    common stock                       **

Leo Jackson.....................................................    102,000 shares
                                                                    Series D preferred                5.0%

Gary A. Babbitt.................................................    101,979 shares
                                                                    common stock                       **

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (3 persons).........    4,254,922 shares
                                                                    common stock
                                                                    1,751,005 shares
                                                                    Series D preferred           10.0% and 96%

**   Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 42,519,243 shares of common stock, 177,904 shares of Series C preferred stock, and 1,751,005 shares of Series D preferred stock outstanding as of August 5, 2008.

(2) Includes 2,232,298 shares of common stock and 1,250,000 stock purchase warrants, plus 500,000 shares issuable through the conversion of a convertible note payable. Excludes 158,324 shares owned by Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.

(3) Includes 4,520,017 shares owned by Al W. Dugan and 1,724,077 shares, in aggregate, owned by companies owned and controlled by Al W. Dugan. Excludes 183,333 shares owned by Lydia Dugan, as to which Mr. Dugan disclaims beneficial ownership.

(4) Includes 1,590,672 shares of Series D preferred stock and warrants to purchase 111,185 shares of Series D preferred stock. (5) The outstanding shares of Series C and Series D preferred stock carry voting rights.


                             SOLICITATION OF PROXIES

     The Company will bear the costs of soliciting proxies from its shareholders on behalf of the Board of Directors. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's common and preferred stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.


                                  OTHER MATTERS

     We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no shareholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this proxy statement.

     If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

                                        By order of the Board of Directors,

                                        John C. Lawrence
                                        CHAIRMAN, PRESIDENT AND CHIEF FINANCIAL
                                        OFFICER

Thompson Falls, Montana
August 15, 2008

                                   APPENDIX A
                                   ----------

                          ARTICLES OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                       UNITED STATES ANTIMONY CORPORATION

     Pursuant to ss. 35-1-227 of the Montana Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


                                    ARTICLE I
                                    ---------

     The name of the corporation is United States Antimony Corporation (the "Corporation").

                                   ARTICLE II
                                   ----------

     Article Four of the Corporation's Articles of Incorporation (as previously amended) is amended in the manner prescribed by Section 35-1-227 of the Montana Business Corporation Act to increase the number of authorized shares of Common Stock as follows:

          1. Common Stock. The aggregate number of shares of Common Stock which the corporation shall have authority to issue is sixty million (60,000,000) shares and each of such shares shall have a par value of one cent ($0.01).

                                   ARTICLE III
                                   -----------

     The foregoing amendment to the Articles of Incorporation does not provide for an exchange, reclassification or cancellation of issued shares.

                                   ARTICLE IV
                                   ----------

     The foregoing amendment to Article Four of the Corporation's Articles of Incorporation was adopted by the Board of Directors of the Corporation on July 21, 2008, and by the shareholders of the Corporation on September 20, 2008, in accordance with the applicable provisions of the Montana Business Corporation Act.

                                    ARTICLE V
                                    ---------

     A. There were 42,801,524 shares of Common Stock and 1,928,909 shares of voting Preferred Stock issued and outstanding and entitled to vote, each as a separate class, on the amendment;

     B. There were ________ shares of Common Stock represented at the meeting at which the amendment was adopted; and there were _______ total votes of the holders of Common Stock in favor of the amendment, which was sufficient for approval by the holders of outstanding Common Stock; and

     C. There were _______ shares of voting Preferred Stock represented at the meting at which the amendment was adopted; and there were ________ total votes of the holders of voting Preferred Stock in favor of the amendment, which was sufficient for approval by the holders of outstanding voting Preferred Stock.

     DATED: ___________, 2008

                                       _________________________________________
                                       John C. Lawrence, Chairman, President and
                                       Chief Financial Officer

                                   DETACH HERE
                                      PROXY
                       UNITED STATES ANTIMONY CORPORATION


P.O. Box 643
                            Thompson Falls, MT 59873


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John C. Lawrence as proxy holder and attorney-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the Special Meeting of Shareholders of United States Antimony Corporation to be held at the Ramada Inn, located adjacent to the Spokane International Airport, 8909 Airport Road, Spokane, Washington, on Saturday, September 20, 2008, at 10:00 a.m., Spokane Time, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, dated August 15, 2008. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the President of United States Antimony Corporation, gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned shareholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE SHAREHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.


-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

UNITED STATES ANTIMONY CORPORATION
P.O. Box 643
Thompson Falls, Montana 59873

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


     |X|   PLEASE MARK VOTES
           AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:





1.   To approve the amendment to the            FOR       AGAINST       ABSTAIN
     Articles of Incorporation, increasing      |_|         |_|           |_|
     the number of authorized shares of
     common stock from 50,000,000 to
     60,000,000 shares.



2.   With discretionary authority, upon
     such other matters as may properly
     come before the meeting.


     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                         |_|


     MARK HERE IF YOU PLAN TO ATTEND THE MEETING                           |_|

          PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

          Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.



Signature:               Date:          Signature:               Date:
           -------------       --------            -------------       --------